UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date  of  Report  (Date of earliest event reported):     February 28, 2001


                                  INCHORUS.COM
                                  ------------
             (Exact name of registrant as specified in its charter)

                                    000-28069
                                    ---------
                             (Commission File Number)

           Nevada                                       86-0891610
           ------                                       ----------
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

        2041 Mission College Boulevard, Suite 259, Santa Clara, CA 95054
        ----------------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 566-6000
                                                           --------------


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ITEM 4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On February 28, 2001, inChorus.com, a Nevada corporation (the "Company"), was notified by BDO Seidman, LLP of San Jose, California ("BDO") that as of that date, BDO resigned as the Company's independent accountant.

     The BDO reports on the Company's financial statements at and for the years ended March 31, 1999 and March 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern uncertainty qualification with respect to the respective years ended March 31, 1999 and March 31, 2000.

     During the past two fiscal years and the subsequent interim period through February 28, 2001, BDO and the Company have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with their report and the financial statements for such years. During such period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     The Company requested that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the above statements. A copy of such letter dated March 5, 2001 is attached as an exhibit to this Form 8-K.

     The Company is currently seeking another independent accountant.


ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

EXHIBITS.

16.1 Letter dated March 5, 2001 from BDO pursuant to Item 304 (a) (3) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              INCHORUS.COM

Date: March 5, 2001                 By:  /s/  William Yuan
                                         -----------------
                                           William Yuan, Chief Executive Officer


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